Restructuring and Related Activities	3 Months Ended
Jun. 30, 2026
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure
Note 14. Restructuring costs
During the years ended December 31, 2025 and 2024, the Company initiated certain restructuring activities for some parts of its operations, as part of aligning the business to the Company's growth strategy and streamlining the organization for improved efficiency. In connection with these activities, certain operations were discontinued, and others were divested. These restructuring activities include global workforce reduction, employees related expenses, impairment charges to fixed assets, inventory write-off and other charges.
During the six months ended June 30, 2026 and 2025, the Company recorded the following activity related to the restructuring activities in accrued expenses and other current liabilities on the balance sheet:

	2026	2025
	(U.S. $ in thousands)
Accrued expenses and other current liabilities as of January 1,	$1,992	$3,859
Restructuring charges and exchange rate impact	48	1,325
Cash payments	(625)	(1,563)
Accrued expenses and other current liabilities as of June 30,	$1,415	$3,621
Includes $1.2 million of restructuring-related activity in other long term liabilities in the Company's consolidated Balance Sheet as of June 30, 2026.
During the six months ended June 30, 2026 and 2025 the Company recognized the following restructuring charges, related to the restructuring activities:

	Six Months Ended June 30,
	2026	2025
	(U.S. $ in thousands)
Cost of revenues	$171	$420
Research and development, net	—	419
Selling, general and administrative	—	62
Total restructuring charges	$171	$901
The Company substantially completed the implementation of its restructuring activities by December 31, 2025.